SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
1934
                       (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:


[ ] Preliminary Proxy Statement



[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                   DREYFUS STRATEGIC GROWTH, L.P.
   -----------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)

                   DREYFUS STRATEGIC GROWTH, L.P.
  -------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):


[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
     6(j)(2).



[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
     11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

     (4)  Proposed maximum aggregate value of transaction:


__________________________
* Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

Notes:





               DREYFUS GLOBAL GROWTH, L.P. (A STRATEGIC FUND)


                    DREYFUS STRATEGIC GROWTH, L.P.
                             200 Park Avenue
                          New York, New York 10166
                            1-800-645-6561
Dear Investor:


         As a partner of Dreyfus Global Growth, L.P. (A Strategic Fund) or Dreyfus Strategic Growth, L.P. (each, a "Partnership"), you are entitled to vote on the proposal described below and in the enclosed materials. Investment companies typically are organized as business trusts or corporations. These funds are somewhat limited in the amount of short-term securities trading they are permitted to undertake without creating adverse tax consequences for shareholders. Investment companies organized as limited partnerships are not so limited; however, the limited partnership structure has certain disadvantages. Among them is that limited partners generally find the structure more complicated to understand and the tax reporting more cumbersome. In addition, the structure is more expensive to operate and involves additional administrative burdens. Determining which form to choose requires a weighing of the advantages and disadvantages.


         At the time the Partnerships were organized and until recently, management believed that the advantages of the limited partnership form outweighed the additional expenses and administrative burdens associated with the limited partnership form. As a matter of law, these benefits cease being available after December 31, 1997. In addition, to comply with regulatory requirements resulting from the merger between The Dreyfus Corporation (each Partnership's investment adviser) and a subsidiary of Mellon Bank, N.A., each Partnership is required to change its form of organization from a limited partnership by December 31, 1997.
         After consideration, management of each Partnership has determined that it now would be appropriate to consider a proposal to reorganize your fund into a Massachusetts business trust, a form of organization that is easier and possibly less expensive to operate, and recommends that you also approve this proposal. Management believes that your Partnership can be operated effectively as a Massachusetts business trust. The reorganization also can be accomplished without causing the imposition of additional income tax on you.


         The proposal provides that each Partnership exchange (the "Exchange") all of its assets, subject to liabilities, for shares of beneficial interest ("Fund Shares") of a newly-formed investment company organized as a Massachusetts business trust, namely Dreyfus Global Growth Fund, with respect to Dreyfus Global Growth, L.P. (A Strategic Fund) or Premier Strategic Growth Fund, with respect to Dreyfus Strategic Growth, L.P. (each, a "Fund"). Promptly thereafter, each Partnership will distribute pro rata the Fund Shares received in the Exchange to its Partners in complete liquidation and will effect its dissolution in accordance with Delaware law. Thus, each Partner will receive for his or her Partnership Shares a number of Fund Shares equal to the value of such Partnership Shares as of the date of the Exchange.


         Each Fund will have the same investment objective, management policies and investment restrictions, and will have the same investment adviser and pay the same investment advisory and other fees as its corresponding Partnership. In addition, each Fund will have the same purchase and redemption options offered by its corresponding Partnership and will offer the same shareholder services, all as more fully set forth in the enclosed Combined Proxy Statement.
         Further information about the transaction is contained in the enclosed materials, which you should review carefully. You are entitled to vote on the proposed transaction with respect to each Partnership in which you are a Partner.
         Please take the time to consider the enclosed materials and then vote by completing, dating and signing the enclosed proxy card(s). A self-addressed, postage-paid envelope has been enclosed for your convenience.
         THE MANAGING GENERAL PARTNERS RECOMMEND THAT PARTNERS VOTE IN FAVOR OF THE EXCHANGE.
         If you have any questions after considering the enclosed materials, please feel free to call 1-800-645-6561 between the hours of 9:00 a.m. and 5:30 p.m. (New York time), Monday through Friday.
                                                         Sincerely,
                                                         Marie E. Connolly,
                                                         President

September 15, 1995


                 DREYFUS GLOBAL GROWTH, L.P. (A STRATEGIC FUND)
                       DREYFUS STRATEGIC GROWTH, L.P.
                       -------------------------
                NOTICE OF SPECIAL MEETINGS OF PARTNERS
                       -------------------------


To the Partners:


         Special Meetings of Partners of Dreyfus Global Growth, L.P. (A Strategic Fund) ("Global Growth") and Dreyfus Strategic Growth, L.P. ("Strategic Growth") (each, a "Partnership") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, on Friday, December 1, 1995 at 10:00 a.m. for the following purposes:


         1. To consider an Agreement and Plan of Reorganization (each, a "Plan" and, collectively, the "Plans") for each Partnership providing for the transfer of all or substantially all of its assets and liabilities to a newly created Massachusetts business trust, namely Dreyfus Global Growth Fund, with respect to Global Growth, and Premier Strategic Growth Fund, with respect to Strategic Growth (each, a "Fund" and, collectively, the "Funds"), each having the same investment objective, management policies and investment restrictions as its corresponding Partnership. Under the Plans, each Partnership would receive, in consideration of such transfer, shares of beneficial interest, par value $.001 per share ("Fund Shares"), of its corresponding Fund (the "Exchange"). Each of the Funds has been created as a successor investment vehicle to carry on the investment objective and management policies of its corresponding Partnership. Fund Shares received in the Exchange will be distributed by each Partnership to its Partners in liquidation of the Partnership, after which the Partnership will be dissolved. By voting in favor of the applicable Plan, which is described in the attached Combined Proxy Statement, Partners of each Partnership will be deemed to have authorized a temporary suspension of certain of each Partnership's investment restrictions, and Partners of each Partnership will be deemed to have authorized the respective Partnership, prior to the effective time of the Exchange, to vote its Fund Share, as more fully described in the attached Combined Proxy Statement:
(a) to elect the persons named in the attached Combined Proxy Statement as Trustees of the Fund;
(b) to approve a Management Agreement between the Fund and The Dreyfus Corporation; and
(c) to ratify the selection of Ernst & Young LLP as the Fund's independent auditors.
         2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.
         Partners of record at the close of business on September 8, 1995, will be entitled to receive notice of and to vote at the meeting.
                                    By Order of the Managing General Partners
                                                       John E. Pelletier,
                                                           Secretary
New York, New York
September 15, 1995
                      WE NEED YOUR PROXY VOTE IMMEDIATELY
       A PARTNER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF PARTNERS OF EACH PARTNERSHIP WILL HAVE TO BE
    ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, SUCH PARTNERSHIP WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE YOUR PARTNERSHIP TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER PARTNERS WILL BENEFIT FROM YOUR COOPERATION.


                 DREYFUS GLOBAL GROWTH, L.P. (A STRATEGIC FUND)
                        DREYFUS STRATEGIC GROWTH, L.P.
                         COMBINED PROXY STATEMENT
                       -------------------------
                       SPECIAL MEETINGS OF PARTNERS
                      TO BE HELD ON DECEMBER 1, 1995




         This Combined Proxy Statement is furnished in connection with a solicitation of proxies by the Managing General Partners of Dreyfus Global Growth, L.P. (A Strategic Fund) ("Global Growth") and Dreyfus Strategic Growth, L.P. ("Strategic Growth") (each, a "Partnership" and collectively, the "Partnerships") to be used at the Special Meetings of Partners (each, a "Meeting"), to be held on Friday, December 1, 1995 at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York, for the purposes set forth in the accompanying Notice of Special Meetings of Partners. Partners of record at the close of business on September 8, 1995 (each, a "Partner" and, collectively, the "Partners") are entitled to receive notice of and to vote at their respective Meeting. Partners are entitled to one vote for each partnership interest of a Partnership (each, a "Partnership Share") held and fractional votes for each fractional Partnership Share held. Partnership Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the relevant Partnership, which must indicate the Partner's name and account number. To be effective, such revocation must be received prior to the relevant Meeting. Also, any Partner who attends the Meeting in person may vote by ballot, thereby canceling any proxy previously given. As of August 1, 1995, the following number of Partnership Shares were issued and outstanding for each Partnership:



NAME OF PARTNERSHIP                                       SHARES OUTSTANDING
Dreyfus Global Growth, L.P. (A Strategic Fund)                3,285,942.644
Dreyfus Strategic Growth, L.P.                                1,768,007.512


         Combined Proxy materials will be mailed to Partners of record on or about September 15, 1995. The Partnerships' principal executive offices are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH PARTNERSHIP'S CURRENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE RELEVANT PARTNERSHIP AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR BY CALLING TOLL-FREE 1-800-645-6561.
         This Combined Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Partnership and, because Partners may own Partnership Shares of more than one Partnership, to avoid burdening Partners with more than one proxy statement. Partners of each Partnership will vote as a single class and will vote separately on each proposal on which Partners of that Partnership are entitled to vote. Thus, if a proposal is approved by Partners of one Partnership and disapproved by Partners of the other Partnership, the proposal will be implemented only for the Partnership that approved the proposal. Therefore, it is essential that Partners who own Partnership Shares in more than one Partnership complete, date, sign and return EACH proxy card they receive.
PROPOSAL 1.APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF EACH PARTNERSHIP
TO A NEWLY CREATED MASSACHUSETTS BUSINESS TRUST
INTRODUCTION
         It is proposed that each Partnership transfer all or substantially all of its assets and liabilities to a newly created Massachusetts business trust, namely, Dreyfus Global Growth Fund, with respect to Global Growth, and Premier Strategic
         Page 1
Growth Fund, with respect to Strategic Growth (each a "Fund" and, collectively, the "Funds"), each having the same investment objective, management policies and investment restrictions as its corresponding Partnership. Under the Plans, Global Growth would receive, in consideration of such transfer, shares of beneficial interest of Dreyfus Global
Growth Fund, par value $.001 per share ("Global Growth Shares"), and
Strategic Growth would receive, in consideration of such transfer, Class A shares of beneficial interest of Premier Strategic Growth Fund, par value $.001 per share ("Strategic Growth Shares" and, together with Global Growth Shares, "Fund Shares"), each as more fully described herein (each, an "Exchange" and collectively, the "Exchanges"). Each of the Funds has been created as a successor investment vehicle to carry on the same investment objective and management policies of its corresponding Partnership. Upon consummation of the Exchange, the Fund Shares received by a Partnership will be distributed to its Partners, with each Partner receiving a pro rata distribution of Fund Shares (or fractions thereof) for Partnership Shares held prior to the Exchange. Thus, each Partner will receive for his or her Partnership Shares a number of Fund Shares (or fractions thereof) equal in value to the value of such Partnership Shares as of the date of the Exchange. The Partnership then will be liquidated and dissolved.
         At a meeting of the Managing General Partners of the Partnerships held on July 17, 1995, The Dreyfus Corporation (the "Manager"), each Partnership's investment adviser, recommended that the Managing General Partners consider, and the Managing General Partners approved, an Agreement and Plan of Reorganization (each, a "Plan" and, collectively, the "Plans"), a form of which is attached hereto as Exhibit A, and the Exchange. To consummate the Exchange, it is necessary to suspend temporarily certain of each Partnership's investment restrictions, as more fully described herein. THE PLANS
         The following summary of the important terms and conditions of the Plans is qualified in its entirety by reference to the Plans. The Plans are identical except for the names of the parties. Each Plan provides that, subject to the requisite approval of its Partners, on the date of the Exchange each Partnership shall assign, transfer and convey to its corresponding Fund all of the assets (subject to liabilities) of the Partnership, including all securities and cash, in exchange for Fund Shares having an aggregate net asset value equal to the value of the net assets of the Partnership acquired. Each Partnership will distribute all Fund Shares received by it among its Partners in proportion to the number of Partnership Shares each Partner holds and, thereafter, will dissolve. It is contemplated that each Partner will receive for his or her Partnership Shares a number of Fund Shares equal in value to the value of his Partnership Shares as of the date of the Exchange. The dissolution of each Partnership is expected to occur as soon as practicable after the Exchange. Immediately following the Exchange, the former Partners of each Partnership will hold the only outstanding corresponding Fund Shares (other than one Fund share purchased by each Partnership from its corresponding Fund). After the Exchange has been completed, each of the Funds will operate as an open-end, non-diversified management investment company.
         Unless postponed by a Partnership and its corresponding Fund, each Exchange is expected to occur on December 31, 1995, on the basis of the net assets of the relevant Partnership as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on that day. The Exchange will not be effected until certain conditions are satisfied, including approval of the Plan by the Partnership's Partners.
         The Plan may be amended at any time prior to the Exchange.
         The expenses of the Exchange are expected to be approximately $6,000 for Global Growth and approximately $4,500 for Strategic Growth.
         If the Exchange is not approved by a Partnership's Partners, the Partnership's Managing General Partners will consider other appropriate courses of action, including continuing to operate the Partnership as it currently is operating.
REASONS FOR THE EXCHANGE
         Investment companies typically are organized as business trusts or corporations. These funds are somewhat limited in the amount of short-term securities trading they are permitted to undertake without creating adverse tax consequences for shareholders. Investment companies organized as limited partnerships are not so limited; however, the limited partnership structure has certain disadvantages. Among them is that limited partners generally find the structure more complicated to
         Page 2
understand and the tax reporting more cumbersome. In addition, the structure is more expensive to operate and involves additional administrative burdens. Determining which form to choose requires a weighing of the advantages and disadvantages.
         At the time the Partnerships were organized and until recently, the Managing General Partners believed that the advantages of the limited partnership form outweighed the additional expenses and administrative burdens associated with the limited partnership form. As a matter of law, these benefits cease being available after December 31, 1997. In addition, to comply with regulatory requirements resulting from the merger between the Manager and a subsidiary of Mellon Bank, N.A., each Partnership is required to change its form of organization from a limited partnership by December 31, 1997.
         After consideration, the Managing General Partners of each Partnership have determined that it now would be appropriate to reorganize each of the Partnerships into a Massachusetts business trust, a form of organization that is easier and possibly less expensive to operate. The Managing General Partners believe that each Partnership can be operated effectively as a Massachusetts business trust.
TAX CONSEQUENCES
         The Funds and the Partnerships have received an opinion of Stroock & Stroock & Lavan, counsel to each, that each Exchange will have the following Federal income tax consequences under the Internal Revenue Code of 1986, as amended (the "Code"), to the Funds and the Partnerships: (1) no gain or loss will be recognized by a Partnership on the transfer of its portfolio securities and other assets to its corresponding Fund in exchange for Fund Shares and the assumption by the Fund of the Partnership's liabilities; (2) no gain or loss will be recognized by a Fund upon receipt of its corresponding Partnership's portfolio securities and other assets solely in exchange for Fund Shares and the assumption by the Fund of the Partnership's liabilities; (3) the tax basis to a Fund of the transferred portfolio securities and other assets will be the same as the tax basis of these securities and other assets held by its corresponding Partnership immediately prior to the Exchange; (4) the tax basis of Fund Shares received by a Partnership will be equal to the tax basis of the assets exchanged for them reduced by the liabilities assumed by its corresponding Fund; (5) the holding period of the portfolio securities received by a Fund will be the same as the holding period of the securities in the hands of its corresponding
Partnership immediately prior to the Exchange; and (6) the holding period of the Fund Shares to be received by a Partnership will include the period during which the Partnership assets exchanged therefor were held. The Funds and the Partnerships have sought, and anticipate receiving, a tax ruling from the Internal Revenue Service (the "IRS") confirming the tax consequences of each Exchange described above.
         In addition, the opinion of counsel further states that each Exchange will have the following Federal income tax consequences to Limited Partners of a Partnership: (1) the distribution of Fund Shares from a Partnership to a Limited Partner, which will be in liquidation of such Partner's Partnership Shares, will not cause taxable gain or loss to be recognized by the Limited Partner; (2) a Limited Partner's basis for its Fund Shares will be equal to the Limited Partner's adjusted basis in his former Partnership Shares; and (3) a Limited Partner's holding period with respect to such Partner's Fund Shares will include the period during which the Partnership's assets exchanged therefor were held.
         Each Partnership's current tax year will end upon the Partnership's termination. If a Limited Partner is not a calendar year taxpayer, the termination of the Partnership might cause a Limited Partner to pay a greater amount of Federal income tax in its current fiscal year than such Limited Partner would have paid if the Partnership had not terminated.
         Partners should consult their advisers regarding the tax consequences of the Exchange to them, including state and local tax consequences.
SECURITIES TO BE ISSUED
         Dreyfus Global Growth Fund will issue Global Growth Shares and Premier Strategic Growth Fund will issue Strategic Growth Shares in exchange for the transfer of their corresponding Partnership's net assets. Fund Shares will be of one class and will have equal rights as to dividends and in liquidation. Fund Shares have no preemptive, subscription or conversion rights and are freely transferable. Fund Shares issued in the Exchange will be fully paid, legally binding and non-assessable by the issuing Fund.
Dreyfus Global Growth Fund has authorized an indefinite number of shares of beneficial interest, in a single class; Premier Strategic Growth Fund has authorized an indefinite number of shares of beneficial interest classified as Class A, Class B, Class C and Class R shares.
        Page 3
COMPARATIVE INFORMATION
         GENERAL. Each Fund was organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993 (each, a "Declaration of Trust"), and is governed by its Declaration of Trust, By-Laws and Board of Trustees.
         Each Partnership was formed under the laws of the State of Delaware and is governed by its Agreement of Limited Partnership, as amended and restated from time to time (each, a "Partnership Agreement" and, collectively, the "Partnership Agreements"), the Delaware Revised Uniform Limited Partnership Act and its Managing General Partners.
MANAGEMENT
         TRUSTEES. Subject to the terms of each Fund's Declaration of Trust and the requirements of the Investment Company Act of 1940, as amended (the "Act"), each Fund's Trustees have complete and exclusive control over the management, conduct and operation of the relevant Fund's business. The term of office of each Trustee is unlimited as to duration unless the Trustees themselves adopt a limited term. Assuming that the term remains of unlimited duration, a person serving as a Trustee will continue in office until he resigns, dies or is removed by the Trustees or shareholders (by vote of not less than two-thirds of the outstanding shares entitled to vote thereon). Trustee vacancies may be filled by a vote of a majority of a Fund's Trustees remaining in office, provided that, if immediately after filling such vacancy less than two-thirds of the Trustees have been elected by shareholders, a meeting of the shareholders of the Fund will be required to approve such vacancy. A meeting of shareholders of a Fund will be required for the purpose of electing additional Trustees whenever fewer than a majority of the Fund's Trustees then in office have been elected by the shareholders.
         MANAGING GENERAL PARTNERS. Each Partnership has two classes of
Partners: general partners (the "General Partners") and limited partners (the "Limited Partners" and, with the General Partners, the "Partners"). The General Partners of each Partnership include a number of individuals, referred to as Managing General Partners, and one corporate General Partner, Dreyfus Partnership Management, Inc. (the "Non-Managing General Partner"). Subject to the terms of its Partnership Agreement and the requirements of the Act, the Managing General Partners of each Partnership have complete and exclusive control over the management, conduct and operation of the Partnership's business. Each Partnership Agreement provides that a Managing General Partner would have no further right to act as a General Partner if he were to (i) die, become bankrupt or become incapacitated; (ii) voluntarily retire upon less than 90 days' written notice to the other Managing General Partners unless such notice is waived; (iii) be removed by the other Managing General Partners; or (iv) fail to be elected at a meeting of Limited Partners called for such purpose. The Non-Managing General Partner would have no further power to act as a General Partner upon (i) its voluntary withdrawal as such, subject to the conditions of the relevant Partnership Agreement;
(ii) its dissolution or other termination of its existence; (iii) its filing of a petition of bankruptcy; (iv) an involuntary petition of bankruptcy being filed against it and appointment and confirmation of a trustee after an opportunity for a hearing; (v) its assignment for the benefit of creditors of substantially all of its assets; or (vi) removal by the Partnership's
Managing General Partners. A withdrawing General Partner may either convert his or its interest into that of a Limited Partner or redeem his or its interest in the Partnership. Managing General Partner vacancies may be filled by a Partnership's Managing General Partners. A meeting of the Partners is required for the purpose of electing additional Managing General Partners whenever fewer than a majority of a Partnership's Managing General Partners then in office have been elected by the Partners.
CAPITALIZATION


         The following tables set forth as of August 1, 1995 (1) the capitalization of each Partnership, (2) the capitalization of each Fund and
(3) the pro forma capitalization of each Fund, as adjusted showing the effect of the Exchange had it occurred on such date.


          Page 4




                                                                                                            PRO FORMA
                                                    DREYFUS GLOBAL                                         FOR DREYFUS
                                                        GROWTH                 DREYFUS GLOBAL             GLOBAL GROWTH
                                                         FUND                   GROWTH, L.P.           FUND AFTER EXCHANGE
                                                  -----------------            --------------          -------------------
Total net assets...............                    $0                        $117,941,801.57           $117,941,801.57
Net asset value per share......                    $0                        $35.89                    $35.89
Shares outstanding.............                    $0                        $3,285,942.644            $3,285,942.644

                                                FOR PREMIER STRATEGIC                                       PRO FORMA
                                                  PREMIER STRATEGIC               DREYFUS                  GROWTH FUND
                                                     GROWTH FUND                 STRATEGIC                AFTER EXCHANGE
                                                       CLASS A                  GROWTH, L.P.                 CLASS A
                                                  -----------------            --------------          -------------------
Total net assets...............                    $0                        $67,551,373               $67,551,373
Net asset value per share......                    $0                        $38.21                    $38.21
Shares outstanding.............                    $0                        $1,768,007.512            $1,768,007.512


LIABILITY OF SHAREHOLDERS AND LIMITED PARTNERS
         LIABILITY OF SHAREHOLDERS. Under Massachusetts law, each Fund's shareholders, under certain circumstances, could be held personally liable for the obligations of the relevant Fund. However, each Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each note, bond, contract or other undertaking issued by or on behalf of the Fund or its Trustees. Each Fund's Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund solely by reason of his being or having been a Fund shareholder and not because of his acts or omissions or some other reason. Thus, the Funds consider the risk of a shareholder incurring financial loss on account of shareholder liability to be remote since it is limited to circumstances in which a disclaimer is inoperative and a Fund itself would be unable to meet its obligations. Each Fund's Declaration of Trust also provides that the Fund, upon request, shall assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.
         LIABILITY OF LIMITED PARTNERS. Generally, a Partnership's Limited Partners are not personally liable for the obligations of the Partnership unless the Limited Partners participate in the control of the business of the Partnership. Under the terms of each Partnership Agreement, the Limited Partners do not have the right to participate in the control of a Partnership's business, but they may exercise the right to vote on matters requiring approval under the Act and on certain other matters, including amendments to the Partnership Agreement.
VOTING RIGHTS
         SHAREHOLDERS' VOTING RIGHTS. Fund shareholders are entitled to one vote for each Fund Share held and fractional votes for fractional Fund Shares held. Fund Shares are transferable, but have no preemptive, conversion or subscription rights. Fund Shares do not have cumulative voting rights.
         Each Fund's Declaration of Trust provides that special meetings of shareholders shall be called upon the written request of shareholders owning at least 30% of the outstanding shares entitled to vote. Each Fund's Declaration of Trust may be amended by an instrument in writing signed by a majority of the Fund's Trustees when authorized to do so by a vote of shareholders holding a majority of the shares entitled to vote, except for amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision of the Declaration of Trust, which do not require shareholder authorization.
         PARTNERS' VOTING RIGHTS. Partners are entitled to one vote for each Partnership Share held and fractional votes for each fractional Partnership Share held. Except as provided in each Partnership Agreement, Partnership Shares are non-transferrable without the consent of the Managing General Partners. Each Partnership Agreement provides that special meetings
         Page 5
of Partners shall be called upon the written request of Partners holding at least 30% of the voting power of the Partnership. In addition, Partners who are holders of at least 10% of the outstanding shares of the Partnership have the power to direct the Partnership's Managing General Partners to call a meeting of the Partners for the purpose of voting on the removal of any Managing General Partner. Limited Partners of a Partnership have the right to vote on (i) the election of Managing General Partners as provided in its Partnership Agreement, (ii) the approval or termination of the investment advisory or underwriting contract, (iii) the approval of the auditors of the Partnership, (iv) any other matters that the Act requires to be approved by the Partners, and (v) the dissolution and termination of the Partnership as provided in the Partnership Agreement.
SHAREHOLDER MEETINGS
         The Funds and the Partnerships generally are not required to hold annual meetings of shareholders and Partners, respectively, but are required to hold meetings of shareholders or Partners for purposes of voting on certain matters as required under the Act.
LIABILITY OF TRUSTEES AND GENERAL PARTNERS
         LIABILITY OF TRUSTEES. Under each Fund's Declaration of Trust, a Trustee will be personally liable only for his own willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties. However, each Fund's Declaration of Trust provides for indemnification of its Trustees under certain circumstances specified therein.
         LIABILITY OF GENERAL PARTNERS. Under each Partnership Agreement, a General Partner of a Partnership will be personally liable to any Limited Partner only in the event of such General Partner's willful misfeasance, bad faith, gross negligence or reckless disregard of such General Partner's duties. The General Partners of a Partnership generally are liable for the debts and obligations of the Partnership to third persons. However, each Partnership's Partnership Agreement provides for indemnification of its General Partners under certain circumstances specified therein.
         The foregoing is only a summary of certain aspects of the operation of each Fund, its Declaration of Trust and By-Laws and Massachusetts law, and the operation of each Partnership, its Partnership Agreement and Delaware law. The foregoing is not a complete description of the documents referred to, and Partners should review the provisions of such documents for a more thorough description.
         Partners desiring a copy of a Fund's Declaration of Trust or By-Laws should request such documents by writing to the Fund, 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, Attention: Correspondence Department.
VOTE OF INITIAL SHAREHOLDER OF EACH FUND
         Each Plan provides that prior to the Exchange, the Partnership will acquire one Fund Share (making the Partnership the sole shareholder of the Fund) so as to enable the Partnership to comply with interpretations of the Staff of the Securities and Exchange Commission, which require shareholder election of Trustees, shareholder approval of the Fund's Management Agreement, and shareholder ratification of the selection of the Fund's independent auditors. A vote in favor of the Exchange is deemed to be a vote in favor of each Partnership's purchase of a corresponding Fund Share, and in favor of the election of Trustees of the Fund, approval of the Fund's Management Agreement, and ratification of the selection of Ernst & Young LLP as the Fund's independent auditors.
         TEMPORARY SUSPENSION OF CERTAIN OF DREYFUS GLOBAL GROWTH, L.P.'S INVESTMENT RESTRICTIONS. Since certain of Dreyfus Global Growth, L.P.'s existing investment restrictions could preclude it from consummating the Exchange in the manner contemplated in the relevant Plan, Partners are requested to authorize the temporary suspension of certain investment restrictions which restrict such Partnership's ability to (i) purchase the securities of open-end investment companies other than itself, (ii) invest in companies for the purpose of exercising control, (iii) invest more than 5% of its total assets in the securities of companies having less than three years' continuous operations and (iv) invest more than 25% of its total assets in the securities of issuers in any single industry, as set forth in the Partnership's Statement of Additional Information, as well as the temporary suspension of any other investment restriction of the Partnership to the extent necessary to permit the consummation of the Exchange. The temporary suspension of certain of Dreyfus Global Growth, L.P.'s investment
        Page 6
restrictions will not affect Dreyfus Global Growth Fund's investment restrictions. A vote in favor of the Exchange is deemed to be a vote in favor of this temporary suspension.
         TEMPORARY SUSPENSION OF CERTAIN OF DREYFUS STRATEGIC GROWTH, L.P.'S INVESTMENT RESTRICTIONS. Since certain of Dreyfus Strategic Growth L.P.'s existing investment restrictions could preclude it from consummating the Exchange in the manner contemplated in the relevant Plan, Partners are requested to authorize the temporary suspension of certain investment restrictions which restrict such Partnership's ability to (i) invest more than 25% of its assets in investments in any particular industry or industries, (ii) purchase securities of any company having less than three years' continuous operation if such purchase would cause the value of the Partnership's investments in all such companies to exceed 5% of the value of its total assets, and (iii) invest in the securities of a company for the purpose of exercising management or control, as set forth in the Partnership's Statement of Additional Information, as well as the temporary suspension of any other investment restriction of the Partnership to the extent necessary to permit the consummation of the Exchange. The temporary suspension of certain of Dreyfus Strategic Growth, L.P.'s investment restrictions will not affect Premier Strategic Growth Fund's investment restrictions. A vote in favor of the Exchange is deemed to be a vote in favor of this temporary suspension.
REQUIRED VOTE AND MANAGING GENERAL PARTNERS' RECOMMENDATION
         The Managing General Partners of each Partnership have approved the Plan and the Exchange and have determined that participation in the Exchange is in the Partnership's best interests and the interests of Partners will not be diluted as a result of the Exchange. Pursuant to each Partnership Agreement, an affirmative vote of holders of a majority of the Partnership Shares of a Partnership is required to approve the Plan and the Exchange with respect to that Partnership.
THE MANAGING GENERAL PARTNERS OF EACH PARTNERSHIP, INCLUDING THE "NON-INTERESTED" MANAGING GENERAL PARTNERS, RECOMMEND THAT PARTNERS VOTE "FOR" APPROVAL OF THE PARTNERSHIP'S PLAN AND THE EXCHANGE.
         A VOTE IN FAVOR OF A PARTNERSHIP'S PLAN AND THE EXCHANGE ALSO AUTHORIZES THE PARTNERSHIP, AS SOLE SHAREHOLDER OF ITS CORRESPONDING FUND, TO VOTE ITS FUND SHARE IN FAVOR OF (A) THE ELECTION OF TRUSTEES, (B) THE MANAGEMENT AGREEMENT WITH THE MANAGER, AND (C) THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE FUND'S INDEPENDENT AUDITORS, ALL AS MORE FULLY DESCRIBED BELOW.
         A.AUTHORIZATION TO ELECT TRUSTEES
         It is proposed that the nine Managing General Partners of the Partnerships be elected Trustees of the Funds, each Trustee to hold office until a successor is elected and qualified. By voting to approve the Plan, Partners also are authorizing the persons named in the accompanying form of proxy to vote such proxy in favor of the authorization of the Partnerships to vote Fund Shares in favor of such persons as Trustees. The purpose of this procedure is to enable the Trustees to be elected by shareholders without holding another shareholder meeting.
        Page 7
         Each person listed below has consented to being named in this Proxy Statement and has agreed to serve as a Trustee of each Fund if elected.

NAME, PRINCIPAL OCCUPATION AND BUSINESS                                                                        TRUSTEE
EXPERIENCE FOR PAST FIVE YEARS                                                           AGE                   SINCE
------------------------------                                                         ------                 ---------
GORDON J. DAVIS                                                                          53                      1995

         Since October 1994, Mr. Davis has been a senior partner with the law firm of LeBoeuf, Lamb, Greene & MacRae. From 1983 to September 1994, Mr. Davis was a senior partner with the law firm of Lord Day & Lord, Barrett Smith.
From 1978 to 1983, he was former Commissioner of Parks and Recreation for the City of New York. He is also a Director of Consolidated Edison, a utility company, and Phoenix Home Life Insurance Company and a member of various other corporate and not-for-profit boards.


*JOSEPH S. DIMARTINO                                                                     51                      1995
         Since January 1995, Chairman of the Board of various funds in the
Dreyfus Family of Funds. For more than five years prior thereto, he was
President, a director and, until August 1994, Chief Operating Officer of the
Manager, and Executive Vice President and a director of Dreyfus Service
Corporation, a wholly-owned subsidiary of the Manager and, until August 24,
1994, the Partnership's distributor. From August 24, 1994 to December 31,
1994, he was a director of Mellon Bank Corporation ("Mellon"). Mr. DiMartino
is also Chairman of the Noel Group, Inc., a venture capital company; a director of The Muscular Dystrophy Association, HealthPlan Services
Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware, Simmons Outdoor
Corporation, and Staffing Resources, Inc.; and a trustee of Bucknell
University.
*DAVID P. FELDMAN                                                                        55                     1995
         Chairman and Chief Executive Officer of AT&T Investment Management
Corporation. He is also a Trustee of Corporate Property Investors, a real estate investment company.
LYNN MARTIN                                                                              55                     1995
         Holder of the Davee Chair at the J.L. Kellogg Graduate School of
Management, Northwestern University. During the Spring Semester, 1993, she
was a Visiting Fellow at the Institute of Policy, Kennedy School of
Government, Harvard University. She also is a consultant to the international accounting firm of Deloitte & Touche, and chairwoman of its
Council on the Advancement of Women. From January 1991 through January 1993, she served as Secretary of the United States Department of Labor. From 1981
to 1991, she was United States Congresswoman for the State of Illinois. Ms.
Martin also is a director of Harcourt General Corporation, a publishing, insurance and retailing company, Ameritech Corporation, a telecommunications and information company, and Ryder Systems, Incorporated, a transportation company.
          Page 8
NAME, PRINCIPAL OCCUPATION AND BUSINESS                                                                       TRUSTEE
EXPERIENCE FOR PAST FIVE YEARS                                                           AGE                   SINCE
---------------------------------------                                                ------                ---------


EUGENE MCCARTHY                                                                          79                     1995
         Writer and columnist; former Senator from Minnesota from 1958-1970.
He is also a director of Harcourt Brace Jovanovich, Inc., publishers.


DANIEL ROSE                                                                              65                     1995
         President and Chief Executive Officer of Rose Associates, Inc., a
New York based real estate development and management
firm. In July 1994, Mr. Rose received a Presidential appointment to serve as a Director of the Baltic-American Enterprise Fund, which will make equity investments and loans, and provide technical business assistance, to new business concerning in the Baltic states. He is also Chairman of the Housing
Committee of the Real Estate Board of New York, Inc., and a trustee of
Corporate Property Investors, a real estate investment company.
SANDER VANOCUR                                                                           67                     1995
         Since January 1992, President of Old Owl Communications, a
full-service communications firm, and since November 1989, he has served as a Director of the Damon Runyon-Walter Winchell Cancer Research Fund, and since
January 1994, he has served as a Visiting Professional Scholar at the Freedom
Forum First Amendment Center at Vanderbilt University. From June 1986 to
December 1991, he was a Senior Correspondent of ABC News and, from October
1986 to December 1991, he was Anchor of the ABC News program "Business World,"
a weekly business program on the ABC television network. Mr. Vanocur joined
ABC News in 1977.
ANNE WEXLER                                                                              65                     1995
         Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She is also a director of American Cyanamid
Company, Alumax, The Continental Corporation, Comcast Corporation, The New
England Electric System, NOVA and a member of the Board of the Carter Center of Emory University, the Council of Foreign Relations, the National Parks
Foundation, the Visiting Committee of the John F. Kennedy School of Government
at Harvard University and the Board of Visitors of the University of Maryland
School of Public Affairs.
REX WILDER                                                                               74                     1995
         Financial Consultant.
 *  "Interested person" as defined in the Act. Mr. DiMartino is deemed to be an "interested person" by reason of his position with the Manager and its subsidiaries during the past two years. Mr. Feldman is deemed to be an
"interested person" because a member of his immediate family is an employee of the Manager.

        Page 9
         The Funds have no standing audit or compensation committee or any committee performing similar functions. Each Fund's financial statements and other audit-related matters will be reviewed as they arise throughout the year by the Fund's Board of Trustees as a whole.
         In connection with the merger of the Manager and a subsidiary of Mellon Bank, N.A. on August 24, 1994, 33,698 shares of the Manager's common stock held by Mr. DiMartino under The Dreyfus Corporation Retirement Profit-Sharing Plan (the "Profit-Sharing Plan") were converted into 29,660 shares of common stock of Mellon, having a market value of $58.375 per share on such date. In addition, two outstanding options separately granted in 1982 and 1989 to Mr. DiMartino to purchase an aggregate of 200,000 shares of the Manager's common stock were converted into two options to purchase an aggregate of 176,034 shares of Mellon common stock. In November 1994, Mellon's common stock split in a 3 for 2 proportion, and all shares of Mellon common stock held under the Profit-Sharing Plan, and all outstanding options, were adjusted accordingly. In February 1995, Mr. DiMartino exercised his two outstanding options. At that time, Mr. DiMartino sold a total of 309,264 shares of Mellon common stock in the secondary market at an average price of $38.650 per share.
         Each Fund will pay the Trustees an annual retainer of $2,500 and a fee per meeting of $250, and will reimburse them for their expenses. The Chairman of the Board of each Fund, which position will be held by Mr. DiMartino, will receive an additional 25% in annual retainer and per meeting attendance fees. Neither Fund will pay any other remuneration to its officers and Trustees, except as described below with respect to Mr. DiMartino, nor will it have a bonus, pension, profit-sharing or retirement plan.
         The estimated compensation to be paid to each Trustee by each Fund for the fiscal year ending December 31, 1996 and by all other funds in the Dreyfus Family of Funds for which such Trustee is a Board member (the total number of which is set forth in the parenthesis next to the Trustee's total compensation) for the year ending December 31, 1995 (including compensation payable by each Partnership) is set forth below:


                                                                                                               (5)
                                                               (3)                                            TOTAL
                                                            PENSION OR                 (4)                COMPENSATION
                                       (2)                   RETIREMENT           ESTIMATED            FROM EACH FUND AND
            (1)                     AGGREGATE            BENEFITS ACCRUED        ANNUAL BENEFITS           FUND COMPLEX
                                   COMPENSATION          AS PART OF EACH          FROM EACH FUND             PAID TO
  NAME OF BOARD MEMBER           FROM EACH FUND*         FUND'S EXPENSES         UPON RETIREMENT          BOARD MEMBER
Gordon J. Davis                    $3,500                      none                    none              $  29,602 (26)
Joseph S. DiMartino**              $4,375                      none                    none              $445,000 (94)
David Feldman                      $3,500                      none                    none              $  85,631 (28)
Lynn Martin                        $3,250                      none                    none              $  26,852 (12)
Eugene McCarthy                    $3,500                      none                    none              $  29,403 (12)
Daniel Rose                        $3,500                      none                    none              $  62,006 (22)
Sander Vanocur                     $3,500                      none                    none              $  62,006 (22)
Anne Wexler                        $1,181                      none                    none              $  26,329 (17)
Rex Wilder                         $3,500                      none                    none              $  29,403 (12)
--------------------
*  Amount does not include reimbursable expenses for attending Board meetings, which are estimated to be $500 for all Trustees as a group.
** Mr. DiMartino and his family also are entitled to certain health insurance benefits, with a portion of the annual premium, such portion estimated to be approximately $16,500 for the year ending December 31, 1995, to be allocated among the funds in the Dreyfus Family of Funds for which he serves as
Chairman of the Board.


         Information relevant to the executive officers of each Fund is set forth on Exhibit B to this Proxy Statement.
          Page 10
         B.AUTHORIZATION OF MANAGEMENT AGREEMENTS
         By voting to approve the Plan, Partners of each Partnership also are authorizing their Partnership to vote its corresponding Fund Share in favor of the proposed Management Agreement between the Fund and the Manager (each, a "Management Agreement" and, collectively, the "Management Agreements"). The Management Agreements are substantially identical to the existing Management Agreements with respect to the Partnerships, except that the Management Agreements will be executed by the Funds rather than the Partnerships and will be dated currently. The Manager will provide the same investment advisory services to each Fund as it provides the corresponding Partnership for the same annual fee.
THE MANAGER
         The Manager, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and will serve as investment adviser to the Fund. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon. As of June 30, 1995, the Manager managed or administered approximately $76 billion in assets for more than 1.8 million investor accounts nationwide. The name and amount of net assets of each registered investment company (other than the Partnerships) with a substantial ly similar investment objective as each Fund for which the Manager provides investment advisory services, and the annual rate of the Manager's fees for its advisory services to each such investment company is set forth on Exhibit C to this Combined Proxy Statement.


         Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Credit Corporati on and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including the Manager, Mellon managed more than $203 billion in assets as of June 30, 1995, including approximately $73 billion in mutual fund assets. As of June 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $707 billion in assets, including approximately $71 billion in mutual fund assets.


         The Chairman of the Board and Chief Executive Officer of the Manager is Howard Stein. Other directors of the Manager are Mandell L. Berman, real estate consultant and private investor, Southfield, Michigan; Frank V. Cahouet, Chairman of the Board, President and Chief Executive Officer of Mellon, Pittsburgh, Pennsylvania; Lawrence S. Kash, Vice
Chairman_Distribution of the Manager; Robert E. Riley, President and Chief Operating Officer of the Manager; Stephen E. Canter, Vice Chairman and Chief Investment Officer of the Manager; Alvin E. Friedman, Senior Adviser to Dillon, Read & Co. Inc., investment bankers, New York, New York; Lawrence M. Greene, former Legal Consultant to the Manager; Julian M. Smerling, former Vice Chairman of the Board of Directors of the Manager; W. Keith Smith, Vice Chairman of the Board of Directors of the Manager; and Dr. David B. Truman, educational consultant and past President of Mt. Holyoke College and of the Russell Sage Foundation, Hillsdale, New York.
THE MANAGEMENT AGREEMENTS
         Under the terms of the Management Agreements, the Manager will manage each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board of Trustees in accordance with Massachusetts law. The Manager will be responsible for each Fund's investment decisions, and will provide each Fund with portfolio managers who are authorized by the Board of Trustees to execute purchases and sales of securities. Dreyfus Global Growth Fund's primary portfolio manager will be Kelly McDermott. She has been employed by the Manager since June
1992. Previously, Ms. McDermott served in the institutional division of European Sales at Morgan Stanley & Co. Incorporated, Salomon Brothers Inc.
and Kleinwort Benson. Premier Strategic Growth Fund's primary portfolio manager will be Michael L. Schonberg. He has been employed by the Manager since July 1995. Prior to joining the Manager, Mr. Schonberg was a General Partner of Omega Advisors since 1994 and, for more than five years prior thereto, was Chief Investment Officer and a Managing Director of UBS Asset Management. The Manager also maintains a research department with professional portfolio managers and securities analysts who will provide research services for each Fund as well as
        Page 11
for other funds advised by the Manager. All purchases and sales of portfolio securities for each Fund will be reported for the Board of Trustees' review at the meeting subsequent to such transactions.
         Under the terms of each Management Agreement, the Manager will maintain office facilities on behalf of each Fund, and will furnish statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to each Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.
         All expenses incurred in the operation of a Fund will be borne by the Fund, except to the extent specifically assumed by the Manager. The expenses to be borne by each Fund will include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Trustees who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or any affiliates thereof, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.
         Under the terms of each Management Agreement, the Manager has agreed that if, in any fiscal year, the aggregate expenses of a Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including advisory fees, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.
         As compensation for its services, each Fund has agreed to pay the Manager a monthly fee at an annual rate equal to .75 of 1% of the value of the relevant Fund's average daily net assets.
         Each Fund's Management Agreement will continue until January 1, 1998 and thereafter will continue automatically for successive annual periods ending on January 1st of each year, provided such continuance is specifically approved at least annually by (i) the relevant Fund's Board of Trustees or
(ii) vote of a majority (as defined in the Act) of the Fund's outstanding voting securities, and provided that in either event the continuance also is approved by a majority of the Fund's Trustees who are not "interested persons" (as defined in the Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Fund's Management Agreement may be terminated without penalty, on 60 days' notice, by the relevant Fund's Board of Trustees or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by the Manager. Each Fund's Management Agreement will terminate automatically in the event of its assignment (as defined in the Act). A copy of the Management Agreement in the form being presented for approval, and as approved by each Fund's Board of Trustees, is set forth as Exhibit D to this Combined Proxy Statement.
BOARD CONSIDERATION
         In considering whether to approve the Management Agreement, each Fund's Board of Trustees concluded that it was satisfied with the services provided to the corresponding Partnership by the Manager under its Management Agreement with the Partnership, that those services would continue to be provided by the Manager to the Fund, and that no change in the terms of the Management Agreement was appropriate. The amount of brokerage transactions directed to a broker or brokers because of research services provided and the amount of related brokerage commissions paid with respect to such transactions during the last fiscal year for Global Growth and Strategic Growth were: $19,895,848 and $28,230,116, respectively (brokerage transactions) and $37,747 and $63,726, respectively (commissions).
        Page 12
PORTFOLIO TRANSACTIONS
         It is anticipated that, if the Exchange is approved, portfolio transactions for each Fund will be conducted by the Manager in the same manner as portfolio transactions are presently conducted for the corresponding Partnership by the Manager.
         C.RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS FOR THE FUNDS
         As required by the Act, the Trustees of each Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Act), have selected Ernst & Young LLP as the Fund's independent auditors. The Act requires that a Fund's independent auditors be selected by a majority of those Trustees who are not "interested persons" of the Fund (as defined in the Act), and that the employment of such auditors be conditioned on the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. Partners are asked, by voting in favor of the Plans, to authorize each Partnership, as its corresponding Fund's sole shareholder, to ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the Fund's first fiscal year. Apart from its fees as independent auditors, neither the firm of Ernst & Young LLP nor any of its partners has a direct, or material indirect, financial interest in the Funds, the Manager or affiliates thereof.
                              CERTAIN AFFILIATIONS
         The Non-Managing General Partner, a wholly-owned subsidiary of the Manager, is required to maintain an interest in each Partnership at all times sufficient to comply with certain tax requirements. These tax requirements do not apply to the Funds. If the Exchanges are approved, the Manager will serve as investment adviser to each Fund.
                                 DISTRIBUTOR
         Each Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The ultimate parent company of the Distributor is Boston Institutional Group, Inc.
                     FINANCIAL STATEMENTS AND EXPERTS
         The audited financial statements of each Partnership for the fiscal year ended December 31, 1994, which are included in each Partnership's Statement of Additional Information dated May 1, 1995, have been examined by Ernst & Young LLP, independent auditors, whose report thereon is included therein. The financial statements of each Partnership examined by Ernst & Young LLP have been incorporated herein by reference in reliance upon their report given on their authority as experts in accounting and auditing.
                               OTHER MATTERS
         The Managing General Partners are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.
                            VOTING INFORMATION
         The Partnerships will bear the cost of soliciting proxies on a pro rata basis in proportion to their respective assets. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and each Partnership may pay persons holding its Partnership
Shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.
         If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Partnership Shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Partnership Shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Delaware law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.
         Page 13
         In the event that a quorum is not present at a Meeting, or if a quorum is present but sufficient votes to approve Proposal 1 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn a Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Partners with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. A Partner vote may be taken for Proposal 1 in this Combined Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournments, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted with respect to a Partnership by the presence in person or by proxy of the holders of more than one-third of the outstanding Partnership Shares entitled to vote at the Meeting. If a proxy is properly executed and returned and is marked with an abstention, the Partnership Shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business, but will not be voted on any matter as to which the abstention applies.
         The Delaware Revised Uniform Limited Partnership Law does not provide for appraisal rights for Partners who do not approve the Plan. However, Partners do have the right, at any time prior to the Exchange date, to redeem their Partnership Shares as described in the Partnership's Prospectus.
         As each Partnership will be the sole shareholder of its corresponding Fund, it may be deemed to control the Fund until the Exchange has been consummated. No officer or Partner of the Partnerships directly owns any Fund Shares.


         The following table presents certain information for each Partnership regarding the beneficial ownership of its shares as of August 1, 1995 by each officer and General Partner of the Partnership owning shares on such date.


         NAME OF BENEFICIAL OWNER                                                  NUMBER OF SHARES
         -------------------------                           -----------------------------------------------------------
                                                             DREYFUS GLOBAL GROWTH, L.P.  DREYFUS STRATEGIC GROWTH, L.P.
                                                             ---------------------------  ------------------------------
         Gordon J. Davis                                                 1                                1
         Joseph S. DiMartino                                             1                                1
         David P. Feldman                                                1                                1
         Lynn Martin                                                     1                                1
         Eugene McCarthy                                                 15                              196
         Daniel Rose                                                     1                                1
         Sander Vanocur                                                  10                               1
         Anne Wexler                                                     1                                1
         Rex Wilder                                                     151                              110
         Dreyfus Partnership Management, Inc.                          44,415                           27,634



         As of August 1, 1995, there were no holders known by the relevant Partnership of 5% or more of the Partnership's outstanding voting securities.


         A Partner who beneficially owns, directly or indirectly, more than 25% of a Partnership's voting securities may be deemed a "control person" (as defined in the Act) of the Partnership.
          Page 14
               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                            AND THEIR NOMINEES
         Please advise the Partnerships, in care of The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, Attention: Dreyfus Global Growth, L.P. (A Strategic Fund) or Dreyfus Strategic Growth, L.P., as the case may be, P.O. Box 9119, Quincy, Massachusetts 02269-9947, whether other persons are the beneficial owners of Partnership Shares for which proxies are being solicited from you, and, if so, the number of copies of the Combined Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Partnership Shares.
         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, PARTNERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.
Dated:  September 15, 1995
            Page 15
                                       EXHIBIT A
                                       FORM OF
                       AGREEMENT AND PLAN OF REORGANIZATION
         AGREEMENT AND PLAN OF REORGANIZATION dated ________________, 1995 (the "Agreement"), between __-*__, a Delaware limited partnership having an office at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144 (the "Partnership"), and __**__ a Massachusetts business trust having an office at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144 (the "Fund").
         WHEREAS, the Managing General Partners of the Partnership and the Board of Trustees of the Fund have determined that it is in the best interests of the Partnership and the Fund, respectively, that the assets of the Partnership be acquired by the Fund pursuant to this Agreement and in accordance with the applicable statutes of the State of Delaware and The Commonwealth of Massachusetts; and
         WHEREAS, the parties desire to enter into a plan of exchange pursuant to Section 351 of the Internal Revenue Code:
         NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:
    1.    PLAN OF EXCHANGE
               (a) Subject to the requisite approval of the partners of the Partnership, including the general partners (collectively, the "Partners"), and to the terms and conditions contained herein, on the Exchange Date (as defined herein) the Partnership shall assign, transfer and convey to the Fund, and the Fund shall acquire all of the assets of the Partnership, including all securities and cash (subject to liabilities), for [Class A]*** shares of beneficial interest of the Fund, par value $.001 per share (the "Fund Shares"), and, to the extent necessary, a fractional Fund Share, to be issued by the Fund, having an aggregate net asset value equal to the value of the net assets of the Partnership acquired. The value of the Partnership's assets to be acquired by the Fund and the net asset value per share of the Fund Shares shall be determined, as of the Exchange Date, in accordance with the procedures for determining the value of the Fund's assets set forth in the Fund's Agreement and Declaration of Trust and in the then-current prospectus and statement of additional information that forms part of the Partnership's Registration Statement on Form N-1A. In lieu of delivering certificates for the Fund Shares, the Fund shall credit the Fund Shares to the Partnership's account on the share record books of the Fund and shall deliver a confirmation thereof to the Partnership. The Partnership shall then deliver written instructions to the Fund's transfer agent to establish accounts for the Partners on the share record books of the Fund.
               (b) Delivery of the assets of the Partnership to be transferred shall be made not later than the next business day following the Exchange Date. Assets transferred shall be delivered to The Bank of New York, 90 Washington Street, New York, New York, the Fund's custodian (the "Custodian"), for the account of the Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Fund.
               (c) The Partnership will pay or cause to be paid to the Fund any interest received on or after the Exchange Date with respect to assets transferred to the Fund hereunder. The Partnership will transfer to the Fund any distributions, rights or other assets received by the Partnership after the Exchange Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Fund on the Exchange Date and shall not be separately valued.
-----------------------
* Insert DREYFUS GLOBAL GROWTH, L.P. (A STRATEGIC FUND) or DREYFUS STRATEGIC GROWTH, L.P., as appropriate.
**   Insert DREYFUS GLOBAL GROWTH FUND or PREMIER STRATEGIC GROWTH FUND, as
appropriate.
*** With respect to Premier Strategic Growth Fund only.
          Page A-1
         (d)  The Exchange Date shall be December 31, 1995, or such earlier or later date as may be mutually agreed upon by the parties.
         (e) As soon as practicable after the Exchange Date, the Partnership shall distribute all Fund Shares received by it among the Partners in proportion to the number of partnership interests each Partner holds in the Partnership (the "Partnership Interests"), and thereafter will dissolve.
    2.    THE PARTNERSHIP'S REPRESENTATIONS AND WARRANTIES.
         2.1. The Partnership represents and warrants to and agrees with the Fund as follows:
             (a) The Partnership is a limited partnership duly formed and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and, subject to the approval of the
Partners, to carry out this Agreement.
             (b) The Partnership is registered under the Investment Company
Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.
             (c) Except as shown on the financial statements of the
Partnership for the period ended December 31, 1994 and as incurred in the ordinary course of the Partnership's business since December 31, 1994 the Partnership has no known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Partnership.
             (d) On the Exchange Date, the Partnership will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.
    3.    THE FUND'S REPRESENTATIONS AND WARRANTIES.
               The Fund represents and warrants to and agrees with the Partnership as follows:
             (a) The Fund is a business trust duly organized, validly
existing and in good standing under the laws of The Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement.
             (b) The Fund is registered under the 1940 Act as an open-end, non-diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.
             (c) Except as shown on the balance sheet of the Fund included as part of its Registration Statement on Form N-1A and as incurred in the ordinary course of the Fund's business since the date of such balance sheet, the Fund has no known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Fund.
             (d) At the Exchange Date, the Fund Shares to be issued to the
Partnership (the only Fund Shares to be issued as of the Exchange Date, except for the initial capital of the Fund) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Fund. No Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.
    4.    THE FUND'S CONDITIONS PRECEDENT.
               The obligations of the Fund hereunder shall be subject to the following conditions:
             (a) The Partnership shall have furnished to the Fund a statement of the Partnership's assets, including a list of securities owned by the Partnership with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Exchange Date.
             (b) As of the Exchange Date, all representations and warranties of the Partnership made in this Agreement shall be true and correct as if made at and as of such date, and the Partnership shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.
        Page A-2
             (c) A vote approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the holders of at least a majority of the outstanding Partnership Interests entitled to vote and the Partners shall have voted at such meeting (by voting in favor of the Agreement and the exchange contemplated hereby) to direct the Partnership to vote, and the Partnership shall have voted by or on the Exchange Date, as sole shareholder of the Fund to:
             (1) elect Gordon J. Davis, Joseph S. DiMartino, David P.
Feldman, Lynn Martin, Eugene McCarthy, Daniel Rose, Sander Vanocur, Anne Wexler and Rex Wilder as Trustees of the Fund;
             (2) approve a Management Agreement between the Fund and The
Dreyfus Corporation, substantially in the form attached to the Partnership's proxy materials; and
             (3) ratify the selection of Ernst & Young LLP as the Fund's independent auditors.
    5.    THE PARTNERSHIP'S CONDITIONS PRECEDENT.
         The obligations of the Partnership hereunder shall be subject to the condition that as of the Exchange Date all representations and warranties of the Fund made in this Agreement shall be true and correct as if made at and as of such date, and that the Fund shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.
    6.    THE FUND'S AND THE PARTNERSHIP'S CONDITIONS PRECEDENT.
         The obligations of both the Fund and the Partnership hereunder shall be subject to the following conditions:
             (a) This Agreement and the transactions contemplated hereby shall have been approved by the affirmative vote of at least a majority of the Partnership Interests as of the close of business on December 31, 1995, or such earlier or later date as may be mutually agreed upon by the parties.
             (b) There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.
    7.    TERMINATION OF AGREEMENT.
         This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Managing General Partners of the Partnership or the Board of Trustees of the Fund, at any time prior to the Exchange Date (and notwithstanding any vote of the Partners) if circumstances should develop that, in the opinion of either the Managing General Partners or the Board of Trustees, make proceeding with this Agreement inadvisable.
         If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the Fund or the Partners or officers of the Partnership, in respect of this Agreement.
    8.    WAIVER.
         At any time prior to the Exchange Date, any of the foregoing conditions may be waived by the Managing General Partners of the Partnership, or the Board of Trustees of the Fund, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the Partners or the shareholders of the Fund, as the case may be.
    9.    NO SURVIVAL OF REPRESENTATIONS.
         None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.
    10.  GOVERNING LAW.
         This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; PROVIDED, HOWEVER, that the due authorization, execution and delivery of this Agreement, in the case of the Partnership, shall be governed and construed in accordance with the internal laws of the State of Delaware and, in the case of the Fund, shall be governed and construed in accordance with the internal laws of The Commonwealth of Massachusetts, in each case without giving effect to principles of conflict of laws.
           Page A-3
    11.  COUNTERPARTS.
         This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.
    12.  LIMITATION OF LIABILITY.
             (a) The names " _-*_ " and "Trustees of _*_ " refer,
respectively, to the Fund and the Trustees of such Fund, as trustees but not individually or personally, acting from time to time under the Fund's Declaration of Trust, a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of the Fund entered into in the name or on behalf thereof by any of its Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, representatives or agents of the Fund personally, but bind only the Fund's property, and all persons dealing with any class or series of shares of the Fund must look solely to the Fund's property belonging to such class or series for the enforcement of any claims against the Fund.
             (b) This Agreement is executed by one or more of the
Partnership's Managing General Partners or officers on behalf of the Partnership and not individually, and the obligations of this Agreement are not binding upon any of them or upon any Partner individually but are binding only upon the assets and property of the Partnership.
         IN WITNESS WHEREOF, the Partnership and the Fund have caused this Agreement and Plan of Exchange to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.
                                                     ________**__________
ATTEST:_________                                     By:_________________
                                                     ________***__________
ATTEST:_________                                     By:_________________
---------------
* Insert Dreyfus Global Growth Fund or Premier Strategic Growth Fund, as appropriate.
**   Insert  DREYFUS GLOBAL GROWTH, L.P. (A STRATEGIC FUND) or DREYFUS
STRATEGIC GROWTH, L.P., as appropriate.
*** Insert DREYFUS GLOBAL GROWTH FUND or PREMIER STRATEGIC GROWTH FUND, as appropriate.
        Page A-4

                                           EXHIBIT B
         Set forth below is information relevant to the executive officers of each Fund:

NAME AND POSITION                                                             PRINCIPAL OCCUPATION AND BUSINESS
WITH FUND                                               AGE                   EXPERIENCE FOR PAST FIVE YEARS
-----------------                                       ---                   -------------------------------------

MARIE E. CONNOLLY
President and Treasurer                                  38                   President and Chief Operating Officer of the
                                                                              Distributor and an officer of other investment
                                                                              companies advised or administered by the Manager.
                                                                              From December 1991 to July 1994, she was President
                                                                              and Chief Compliance Officer of Funds Distributor,
                                                                              Inc., the ultimate parent company of which is
                                                                              Boston Institutional Group, Inc. Prior to
                                                                              December 1991, she served as Vice President and
                                                                              Controller, and later as Senior Vice President, of
                                                                              The Boston Company Advisors, Inc.


JOHN E. PELLETIER
Vice President and Secretary                             31                   Senior Vice President and General Counsel of the
                                                                              Distributor and an officer of other investment
                                                                              companies advised or administered by the Manager.
                                                                              From February 1992 to July 1994, he served as
                                                                              Counsel for The Boston Company Advisors, Inc. From
                                                                              August 1990 to February 1992, he was employed as an
                                                                              Associate at Ropes & Gray, and prior to August
                                                                              1990, he was employed as an Associate at
                                                                              Sidley & Austin.
FREDERICK C. DEY
Vice President and Assistant Treasurer                   33                   Senior Vice President of the Distributor and an
                                                                              officer of other investment companies advised or
                                                                              administered by the Manager. From 1988 to August
                                                                              1994, he was manager of the High Performance Fabric
                                                                              Division of Springs Industries Inc.
ERIC B. FISCHMAN
Vice President and Assistant Secretary                   30                   Associate General Counsel of the Distributor and an
                                                                              officer of other investment companies advised or
                                                                              administered by the Manager. From September 1992
                                                                              to August 1994, he was an attorney with the Board
                                                                              of Governors of the Federal Reserve System.
       Page B-1
NAME AND POSITION                                                             PRINCIPAL OCCUPATION AND BUSINESS
WITH FUND                                               AGE                   EXPERIENCE FOR PAST FIVE YEARS
-----------------                                       ---                   --------------------------------
JOSEPH S. TOWER, III
Assistant Treasurer                                      33                   Senior Vice President, Treasurer and Chief
                                                                              Financial Officer of the Distributor and an officer
                                                                              of other investment companies advised or
                                                                              administered by the Manager. From July 1988 to
                                                                              August 1994, he was employed by The Boston Company,
                                                                              Inc. where he held various management positions in
                                                                              the Corporate Finance and Treasury areas.


JOHN J. PYBURN
Assistant Treasurer                                      60                   Assistant Treasurer of the Distributor and an
                                                                              officer of other investment companies advised or
                                                                              administered by the Manager. From 1984 to July
                                                                              1994, he was Assistant Vice President in the Mutual
                                                                              Fund Accounting Department of the Manager.






RUTH D. LEIBERT
Assistant Secretary                                      50                   Assistant Vice President of the Distributor and an
                                                                              officer of other investment companies advised or
                                                                              administered by the Manager. From March 1992 to
                                                                              July 1994, she was a Compliance Officer for The
                                                                              Managers Funds, a registered investment company.
                                                                              From March 1990 until September 1991, she was
                                                                              Development Director of The Rockland Center for
                                                                              the Arts.
--------
         The address of each officer of the Fund is 200 Park Avenue, New
York, New York 10166.

       Page B-2
                                  EXHIBIT C
         The investment companies which have a similar investment objective to that of Dreyfus Global Growth Fund and Premier Strategic Growth Fund for which the Manager serves as investment adviser are listed below. The approximate net assets of each investment company as of June 30, 1995 and the investment advisory fee payable by it to the Manager (expressed as a percentage of average daily net assets) also are listed below:


                                                               INVESTMENT
                                                            ADVISORY FEE AS
                                                            A PERCENTAGE OF                             APPROXIMATE
                                                             AVERAGE DAILY                               NET ASSETS
NAME OF FUND                                                  NET ASSETS                               (IN MILLIONS)
------------                                                  ---------                                  ----------
Dreyfus Appreciation Fund, Inc.                                 .55%                                   $ 304,124
Premier Capital Growth Fund, Inc.                               .75%                                   $ 581,424
Dreyfus Capital Value Fund                                      .75%                                   $ 389,358
         (A Premier Fund)
Dreyfus Strategic Investing                                     .75%                                   $ 213,433
Premier Growth Fund, Inc.                                       .75%*                                  $   38,267
Premier Global Investing, Inc.                                  .75%                                   $ 145,889
* The Manager waived its entire investment advisory fee for the fiscal year ended October 31, 1994 pursuant to an undertaking in effect.

       Page C-1
                                     EXHIBIT D
                                MANAGEMENT AGREEMENT
                                          *
                                   ---------------
                                   200 Park Avenue
                                New York, New York 10166
                                                            January 1, 1996
The Dreyfus Corporation
200 Park Avenue
New York, New York  10166
Dear Sirs:
         The above-named investment company (the "Fund") herewith confirms its agreement with you as follows:
         The Fund desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in its charter documents and in its Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board. The Fund desires to employ you to act as its investment adviser.
         In this connection it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement. Such person or persons may be officers or employees who are employed by both you and the Fund. The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.
         Subject to the supervision and approval of the Fund's Board, you will provide investment management of the Fund's portfolio in accordance with the Fund's investment objectives and policies as stated in its Prospectus and Statement of Additional Information as from time to time in effect. In connection therewith, you will obtain and provide investment research and will supervise the Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. You will furnish to the Fund such statistical information, with respect to the investments which the Fund may hold or contemplate purchasing, as the Fund may reasonably request. The Fund wishes to be informed of important developments materially affecting its portfolio and shall expect you, on your own initiative, to furnish to the Fund from time to time such information as you may believe appropriate for this purpose.
         In addition, you will supply office facilities (which may be in your own offices), data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; prepare reports to the Fund's stockholders, tax returns, reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities; calculate the net asset value of the Fund's shares; and generally assist in all aspects of the Fund's operations. You shall have the right, at your expense, to engage other entities to assist you in performing some or all of the obligations set forth in this paragraph, provided each such entity enters into an agreement with you in form and substance reasonably satisfactory to the Fund. You agree to be liable for the acts or omissions of each such entity to the same extent as if you had acted or failed to act under the circumstances.
         You shall exercise your best judgment in rendering the services to be provided to the Fund hereunder and the Fund agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Fund or to its security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.
------------------
*Insert DREYFUS GLOBAL GROWTH FUND or PREMIER STRATEGIC GROWTH FUND, as appropriate.
       Page D-1
         In consideration of services rendered pursuant to this Agreement, the Fund will pay you on the first business day of each month a fee at the annual rate of .75 of 1% of the value of the Fund's average daily net assets. Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus and Statement of Additional Information. The fee for the period from the date of the commencement of the public sale of the Fund's shares to the end of the month during which such sale shall have been commenced shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.
         For the purpose of determining fees payable to you, the value of the Fund's net assets shall be computed in the manner specified in the Fund's charter documents for the computation of the value of the Fund's net assets.
         You will bear all expenses in connection with the performance of your services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not your officers, directors or employees or holders of 5% or more of your outstanding voting securities, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders' reports and meetings, and any extraordinary expenses.
         If in any fiscal year the aggregate expenses of the Fund (including fees pursuant to this Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid hereunder, or you will bear, such excess expense to the extent required by state law. Your obligation pursuant hereto will be limited to the amount of your fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.
         The Fund understands that you now act, and that from time to time hereafter you may act, as investment adviser to one or more other investment companies and fiduciary or other managed accounts, and the Fund has no objection to your so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you which have available funds for investment, the available securities will be allocated in a manner believe d by you to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.
         In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.
         You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement. Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee or agent or one under your control or direction even though paid by you.
        Page D-2
         This Agreement shall continue until January 1, 1998, and thereafter shall continue automatically for successive annual periods ending on January
1 of each year, provided such continuance is specifically approved at least annually by (i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This
Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of holders of a majority of the Fund's shares or, upon not less than 90 days' notice, by you. This Agreement also will terminate automatically in the event of its assignment (as defined in said Act).
         [The Fund recognizes that from time to time your directors, officers and employees may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Dreyfus" as part of their name, and that your corporation or its affiliates may enter into investment advisory or other agreements with such other entities. If you cease to act as the Fund's investm ent adviser, the Fund agrees that, at your request, the Fund will take all necessary action to change the name of the Fund to a name not including "Dreyfus" in any form or combination of words.]**
         This Agreement has been executed on behalf of the Fund by the undersigned officer of the Fund in his capacity as an officer of the Fund.
The obligations of this Agreement shall only be binding upon the assets and property of the Fund and shall not be binding upon any Board member, officer or shareholder of the Fund individually.
         If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.
                                                     Very truly yours,

                                                              *
                                               ______________________________

                                               By:___________________________
Accepted:
THE DREYFUS CORPORATION
By:_______________________________
* Insert DREYFUS GLOBAL GROWTH FUND or PREMIER STRATEGIC GROWTH FUND, as appropriate.
**  With respect to Dreyfus Global Growth Fund only.
         Page D-3



                       DREYFUS STRATEGIC GROWTH, L.P.

                 The undersigned partner of Dreyfus Strategic Growth, L.P. (the "Partnership") hereby appoints Michael A. Rosenberg and Robert R. Mullery and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the partnership interests of the Partnership standing in the name of the undersigned at the close of business on September 8, 1995, at a Special Meeting of Partners to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York at 10:00 a.m. on Friday, December 1, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

                 Please mark boxes in blue or black ink.

                 1. To approve an Agreement and Plan of Reorganization between Dreyfus Strategic Growth, L.P. and Premier Strategic Growth Fund (the "Fund"), which includes authorizing the Partnership to vote to: elect the persons named in the Proxy Statement as Trustees of the Fund, approve a Management Agreement between the Fund and The Dreyfus Corporation, and ratify the selection of Ernst & Young LLP as the Fund's independent auditors.

           FOR               AGAINST             ABSTAIN

                 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED BY THE MANAGING GENERAL PARTNERS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

                           Signature(s) should be exactly as name or names appearing on this proxy. If partnership interests are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                     Dated:                , 1995


                                          Signature(s)

                                          Signature(s)
Sign, Date and Return the Proxy
  Card Promptly Using the
  Enclosed Envelope